UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 11, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2005-4)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                 333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63368
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2005-4. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2005-4 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2005-4 REMIC Pass-Through Certificates.

     On July 28, 2005, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $572,987,420.51. The mortgage loans that have original maturities of at least 25 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $381,873,380.26. The
mortgage loans that have original maturities of at least 12 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $100,993,576.16. The mortgage loans that have original maturities of 30 years and are relocation loans, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $90,120,464.09. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2005 were 710, 189 and 172, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of July 1, 2005 were 5.924%, 5.435% and 5.531%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2005 were 357.57 months, 177.23 months and 356.34 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to June
1, 2003, July 1, 2004 and June 1, 2003, respectively, or after July 1,
2005. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2005 were 359.75 months, 179.74 months and 360.00 months, respectively.

     None of the pool I mortgage loans or pool III mortgage loans have a scheduled maturity later than July 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than July 1, 2020. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $100,000, $80,800 and $270,000, respectively, nor more than $1,860,000, $1,030,000 and $1,000,000, respectively. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $5,638,480.33, $473,606.78 and $1,543,158.11, respectively, as of July 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of July 1, 2005 were 67.6%, 57.6% and 73.6%, respectively. No more than $3,474,844.89, $1,481,987.82 and $1,958,250.17, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. 93%(2), 88% and 100%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

     39.77%, 26.23% and 36.04%, respectively, of the pool I mortgage loans, the pool II mortgage loans and pool III mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. 42.06%, 46.70% and 36.04%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. 5.78%, 10.64% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. 9.55%, 12.68% and 63.96%%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. 2.84%, 3.74% and 0%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 1, respectively;

     2. such pool I mortgage loans and pool II mortgage loans had aggregate scheduled principals balance of $1,569,687.33 and $323,834.06, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 79.9% and 79.4%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 91.4% and 100.0%, respectively.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $35,252,061.25 and $346,621,319.01, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.561% and 5.961%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 360.00 months and 359.73 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $8,207,005.94 and $92,786,570.22, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.084% and 5.466%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 180.00 months and 179.72 months, respectively.

     Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 5.000%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $2,686,742.05 and $87,433,722.04, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 5.070% and 5.545%, respectively. The weighted average remaining terms to stated maturity of the pool III discount loans and the pool III premium loans, as of the cut-off date, were both 360.00 months.

      The following tables set forth information regarding the mortgage loans as of July 1, 2005.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  4                         $  2,571,613

2004                                 69                           34,642,154

2005                                637                          344,659,613


Total                               710                         $381,873,380
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2004                                 23                         $ 11,653,940

2005                                166                           89,339,636


Total                               189                         $100,993,576
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  1                          $   972,911

2004                                 32                           15,761,845

2005                                139                           73,385,708


Total                               172                          $90,120,464
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     592                         $321,246,494

Multi-family Dwellings*               8                            4,995,138

Townhouses                           11                            5,848,786

Condominium Units (one to four       42                           20,542,328
 stories high)

Condominium Units (over four         13                            7,012,952
stories high)

Cooperative Units                    44                           22,227,682


Total                               710                         $381,873,380
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


             TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     168                         $ 90,787,452

Multi-family Dwellings*               1                              338,793

Townhouses                            1                              992,656

Condominium Units (one to four        6                            2,265,148
 stories high)

Condominium Units (over four          8                            4,069,874
stories high)

Cooperative Units                     5                            2,539,653


Total                               189                         $100,993,576
                                    ===                         ============

-----------
*   Multi-family dwellings are 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     159                          $83,837,516

Townhouses                            1                              382,267

Condominium Units (one to four        7                            3,256,225
 stories high)

Condominium Units (over four          5                            2,644,456
stories high)


Total                               172                          $90,120,464
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            702                         $376,878,242

2-family                              7                            4,439,179

3-family                              1                              555,959


Total                               710                         $381,873,380
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            188                         $100,654,783

3-family                              1                              338,793


Total                               189                         $100,993,576
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            172                          $90,120,464


Total                               172                          $90,120,464
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999.99 and under                 6                         $    680,888

$150,000 through $199,999.99          1                              176,083

$200,000 through $249,999.99          2                              428,828

$250,000 through $299,999.99          3                              835,139

$300,000 through $349,999.99          2                              642,978

$350,000 through $399,999.99        108                           41,516,018

$400,000 through $449,999.99        155                           66,315,714

$450,000 through $499,999.99        118                           56,584,617

$500,000 through $549,999.99         72                           37,958,467

$550,000 through $599,999.99         62                           35,980,864

$600,000 through $649,999.99         49                           30,801,475

$650,000 through $699,999.99         35                           23,696,202

$700,000 through $749,999.99         12                            8,862,885

$750,000 through $799,999.99         25                           19,591,818

$800,000 through $849,999.99          9                            7,489,362

$850,000 through $899,999.99         12                           10,600,043

$900,000 through $949,999.99          7                            6,517,849

$950,000 through $999,999.99         28                           27,662,568

$1,000,000 and over                   4                            5,531,582


Total                               710                         $381,873,380
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$149,999.99 and under                 4                         $    404,969

$150,000 through $249,999.99          1                              208,490

$250,000 through $299,999.99          1                              297,843

$300,000 through $349,999.99          3                            1,012,128

$350,000 through $399,999.99         29                           11,098,363

$400,000 through $449,999.99         31                           13,376,011

$450,000 through $499,999.99         41                           19,829,874

$500,000 through $549,999.99         17                            9,038,388

$550,000 through $599,999.99         14                            8,103,645

$600,000 through $649,999.99          9                            5,682,765

$650,000 through $699,999.99          8                            5,415,603

$700,000 through $749,999.99          9                            6,568,631

$750,000 through $799,999.99          4                            3,071,450

$800,000 through $849,999.99          5                            4,153,640

$850,000 through $899,999.99          0                                    0

$900,000 through $949,999.99          3                            2,796,369

$950,000 through $999,999.99          8                            7,912,814

$1,000,000 and over                   2                            2,022,593


Total                               189                         $100,993,576
                                    ===                         ============

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$349,999.99 and under                 1                          $   271,953

$350,000 through $399,999.99         30                           11,526,226

$400,000 through $449,999.99         36                           15,287,784

$450,000 through $499,999.99         28                           13,501,185

$500,000 through $549,999.99         23                           12,139,069

$550,000 through $599,999.99         20                           11,597,080

$600,000 through $649,999.99          6                            3,726,329

$650,000 through $699,999.99          9                            6,124,609

$700,000 through $749,999.99          5                            3,629,229

$750,000 through $799,999.99          4                            3,159,019

$800,000 through $849,999.99          1                              821,190

$850,000 through $899,999.99          3                            2,657,684

$900,000 through $949,999.99          3                            2,739,376

$950,000 through $999,999.99          3                            2,939,731

$1,000,000 and over                   0                                    0


Total                               172                          $90,120,464
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.001% to 5.500%                     15                         $ 11,767,712

5.501% to 6.000%                    528                          283,725,416

6.001% to 6.500%                    155                           80,290,326

6.501% to 7.000%                     11                            5,603,315

7.001% to 7.125%                      1                              486,611


Total                               710                         $381,873,380
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000%                                4                         $  2,702,767

5.001% to 5.500%                    136                           73,188,521

5.501% to 6.000%                     48                           24,612,044

6.501% to 7.000%                      1                              490,244


Total                               189                         $100,993,576
                                    ===                         ============


              DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.000%                                2                          $ 1,171,619

5.001% to 5.500%                     94                           49,716,699

5.501% to 6.000%                     74                           38,340,902

6.001% to 6.500%                      2                              891,244


Total                               172                          $90,120,464
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   248                         $139,421,179

65.001% - 75.000%                   177                           96,882,077

75.001% - 80.000%                   271                          139,931,644

80.001% - 85.000%                     3                            1,237,410

85.001% - 90.000%                     6                            2,217,344

90.001% - 95.000%                     5                            2,183,726


Total                               710                         $381,873,380
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   122                         $ 67,621,347

65.001% - 75.000%                    36                           18,296,675

75.001% - 80.000%                    30                           14,601,947

80.001% - 85.000%                     1                              473,607


Total                               189                         $100,993,576
                                    ===                         ============


                    DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                    28                          $15,572,362

65.001% - 75.000%                    35                           20,969,516

75.001% - 80.000%                   105                           52,035,431

80.001% - 85.000%                     0                                    0

85.001% - 90.000%                     3                            1,157,401

90.001% - 95.000%                     1                              385,756


Total                               172                          $90,120,464
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

AAlabama                              3                         $  1,583,995
Arizona                               8                            4,647,806
California                          268                          150,423,478
Colorado                             12                            6,803,313
Connecticut                          24                           13,728,465
Delaware                              2                            1,017,406
District of Columbia                  5                            2,866,901
Florida                              28                           15,160,313
Georgia                              18                            9,327,460
Idaho                                 2                              812,809
Illinois                             12                            5,224,258
Indiana                               3                            1,536,526
Kansas                                3                            1,826,584
Kentucky                              1                              411,381
Louisiana                             2                            1,348,573
Maine                                 2                            1,009,008
Maryland                             20                            9,571,408
Massachusetts                        31                           17,610,009
Michigan                              6                            3,105,090
Minnesota                            10                            4,787,957
Missouri                              3                            1,594,593
Montana                               2                            1,047,507
Nebraska                              3                            1,922,901
Nevada                                7                            3,173,737
New Hampshire                         7                            3,040,099
New Jersey                           28                           13,987,760
New York                            102                           55,898,675
North Carolina                       12                            6,175,215
Oklahoma                              2                            1,667,335
Oregon                                7                            3,060,432
Pennsylvania                         16                            7,728,639
South Carolina                        6                            3,332,924
Tennessee                             1                              389,630
Texas                                19                            8,992,956
Utah                                  1                              989,559
Vermont                               1                              508,933
Virginia                             21                           10,056,805
Washington                            4                            1,668,236
West Virginia                         2                            1,001,873
Wisconsin                             6                            2,832,831


Total                               710                         $381,873,380
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                         $  1,113,048
Arizona                               4                            2,309,972
Arkansas                              1                              540,554
California                           51                           26,077,457
Colorado                              9                            5,042,053
Connecticut                           3                            1,814,503
Delaware                              1                              349,501
District of Columbia                  1                              969,181
Florida                              14                            7,495,138
Georgia                               7                            3,537,826
Hawaii                                1                               80,519
Illinois                              7                            4,049,746
Kentucky                              2                            1,038,431
Maryland                              3                            1,426,103
Massachusetts                         9                            4,358,963
Michigan                              1                              694,984
Minnesota                             6                            3,064,430
Missouri                              1                              948,060
Nebraska                              1                              416,485
Nevada                                3                            2,220,573
New Jersey                            8                            4,797,026
New York                             17                            7,841,337
North Carolina                        4                            2,089,392
Ohio                                  2                            1,032,918
Oregon                                6                            2,678,859
Pennsylvania                          1                              376,588
Rhode Island                          2                              830,188
Texas                                 9                            5,542,338
Vermont                               1                              572,915
Virginia                              5                            3,230,817
Washington                            4                            2,754,334
Wisconsin                             3                            1,699,337


Total                               189                         $100,993,576
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               2                          $   976,216
California                           29                           16,259,981
Colorado                              1                              554,252
Connecticut                           9                            4,877,334
District of Columbia                  1                              428,663
Florida                               8                            4,336,364
Georgia                               7                            3,394,538
Hawaii                                1                              742,914
Illinois                              7                            3,653,741
Indiana                               2                            1,088,380
Kansas                                1                              365,298
Kentucky                              2                              839,435
Louisiana                             1                              422,884
Maryland                              6                            3,443,313
Massachusetts                         8                            4,253,253
Michigan                              4                            1,949,472
Minnesota                             7                            3,305,820
Missouri                              1                              438,643
New Jersey                           11                            6,296,497
New Mexico                            1                              398,680
New York                             15                            7,693,841
North Carolina                        4                            2,128,255
Ohio                                  2                              868,549
Pennsylvania                         16                            7,619,133
Rhode Island                          1                              492,511
South Carolina                        1                              384,135
Tennessee                             2                              825,006
Texas                                 8                            4,231,849
Virginia                              9                            5,240,168
Washington                            3                            1,476,928
Wisconsin                             2                            1,134,411


Total                               172                          $90,120,464
                                    ===                          ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649           1.05%      0.65%      0.98%      0.00%      0.00%      0.00%        2.68%
650-699           5.92%      4.47%      6.92%      0.00%      0.22%      0.22%       17.76%
700-749          11.66%      8.45%     12.10%      0.12%      0.13%      0.20%       32.66%
750-799          16.40%     10.79%     15.06%      0.20%      0.23%      0.00%       42.69%
800 and above     1.48%      1.01%      1.58%      0.00%      0.00%      0.15%        4.21%

Total            36.51%      25.37%     36.64%     0.32%      0.58%      0.57%      100.00%
                 ======      ======     ======     =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649           0.78%      0.00%      0.00%      0.00%      0.00%      0.00%        0.78%
650-699           8.82%      3.88%      2.25%      0.00%      0.00%      0.00%       14.94%
700-749          16.94%      6.88%      3.67%      0.47%      0.00%      0.00%       27.97%
750-799          32.08%      6.50%      7.57%      0.00%      0.00%      0.00%       46.15%
800 and above     8.34%      0.86%      0.97%      0.00%      0.00%      0.00%       10.16%

Total            66.96%     18.12%     14.46%      0.47%      0.00%      0.00%      100.00%
                 ======      ======     ======     =====      =====      =====      =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
620-649           0.00%      0.00%      2.63%      0.00%      0.41%      0.00%       3.04%
650-699           0.61%      0.00%      8.68%      0.00%      0.00%      0.00%       9.29%
700-749           2.91%      9.44%     15.75%      0.00%      0.41%      0.43%       28.93%
750-799          11.61%     10.72%     28.45%      0.00%      0.46%      0.00%       51.24%
800 and above     2.15%      3.10%      2.24%      0.00%      0.00%      0.00%        7.50%

Total            17.28%     23.26%     57.75%      0.00%      1.28%      0.43%      100.00%
                ======      ======     ======      =====      =====      =====      =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 11, 2005